Commitments	6 Months Ended
Jun. 30, 2022
Commitments

12. Commitments

	Service and manufacturing	R&D contracts	TOTAL
	$	$	$
Less than 1 year	5,015	2,090	7,105
1 - 3 years	938	776	1,714
4 - 5 years	47	—	47
More than 5 years	—	—	—
Total	6,000	2,866	8,866

The Company executed various agreements including in-licensing and similar arrangements with development partners. Such agreements may require the Company to make payments on achievement of stages of development, launch or revenue milestones, although the Company generally has the right to terminate these agreements at no penalty.

NOTES TO CONDENSED INTERIM CONSOLIDATED FINANCIAL STATEMENTS

AS AT JUNE 30, 2022 AND FOR THE THREE AND SIX MONTHS ENDED JUNE 30, 2022 AND 2021

(amounts in thousands of US dollars, except share and per share data and as otherwise noted)
(Unaudited)

Based on the closing exchange rates at June 30, 2022, the Company expects to pay $9,050 including $6,804 (€6.5 million), and $1,396 (£1.2 million) and $850 USD, in R&D milestone payments and up to $39,302, including $28,785 (€27.6 million); $1,517 (£1.3 million) and $9,000 USD, in revenue related milestone payments. The table below contains all potential R&D and revenue-related milestone payments that the Company may be required to make under such agreements:

	Future potential R&D milestone payments	Future potential revenue milestone payments	TOTAL
	$	$	$
Less than 1 year	26	—	26
1 - 3 years	204	—	204
4 - 5 years	1,990	—	1,990
More than 5 years	6,830	39,302	46,132
Total	9,050	39,302	48,352

The future payments that are disclosed represent contract payments and are not discounted and are not risk-adjusted. The development of any pharmaceutical product candidates is a complex and risky process that may fail at any stage in the development process due to a number of factors. The timing of the payments is based on the Company’s current best estimate of achievement of the relevant milestone.